Quarterly Reporting Package 3/13/2026 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 97 12,698,615 $22 $34,412,921 $24,663,607 $9,749,314 1.4 Ground Lease 20 2,773,724 $28 $12,282,409 $7,142,913 $5,139,497 1.7 Total 117 15,472,339 $23 $46,695,331 $31,806,520 $14,888,811 1.5 Rent Tier (B) # of Properties Square Feet 1 > $ 2.4 30 3,796,048 2 > $ 1.9 29 4,036,352 3 > $ 1.7 29 3,712,545 4 < $ 1.7 29 3,927,394 Total 117 15,472,339 (A) Reflects financial activity from November 2, 2025 through January 31, 2026 (Fiscal Q4 2025) (B) Reflects financial activity from February 2, 2025 through January 31, 2026 (TTM January 2026) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended January 31, 2026(A) Fiscal Quarter Ended January 31, 2026(A) Page 1

Quarterly Reporting Package 3/13/2026 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $28.5 30 3,626,052 $36 16.6% 2.1 > $21.9 29 3,802,121 $25 14.0% 1.6 > $16.5 29 3,707,479 $19 11.2% 1.2 < $16.5 29 4,336,687 $13 6.3% 0.5 Total 117 15,472,339 $23 $46,695,331 13.1% 14,888,811 1.5 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent >{1.0}x 84 10,808,132 $26 14.7% 1.8 <={1.0}x 33 4,664,207 $16 7.2% 0.6 Total 117 15,472,339 $23 $46,695,331 13.1% 14,888,811 1.5 (A) Reflects financial activity from November 2, 2025 through January 31, 2026 (Fiscal Q4 2025) (B) Reflects financial activity from February 2, 2025 through January 31, 2026 (TTM January 2026) Fiscal Quarter Ended January 31, 2026(A) Fiscal Quarter Ended January 31, 2026(A) Page 2

Quarterly Reporting Package 3/13/2026 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 97 12,698,615 $69 $115,966,751 $99,125,892 $16,840,859 1.2 Ground Lease 20 2,773,724 $91 $40,071,611 $28,303,668 $11,767,943 1.4 Total 117 15,472,339 $73 $156,038,362 $127,429,560 $28,608,803 1.2 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.5 30 3,766,183 $105 $65,996,691 $45,488,525 1.5 2 > $ 7.7 29 4,095,169 $72 $42,164,421 $34,875,576 1.2 3 > $ 7 29 3,635,557 $67 $30,362,025 $26,433,040 1.1 4 < $ 7 29 3,975,430 $48 $17,515,225 $20,632,419 0.8 Total 117 15,472,339 $73 $156,038,362 $127,429,560 $28,608,803 1.2 (A) Reflects financial activity from November 2, 2025 through January 31, 2026 (Fiscal Q4 2025) (B) Reflects financial activity from February 2, 2025 through January 31, 2026 (TTM January 2026) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 3/13/2026 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $85.4 30 3,601,034 $114 17.1% 1.7 > $69.3 29 3,745,535 $77 15.0% 1.3 > $53.7 29 3,619,412 $62 12.3% 1.1 < $53.7 29 4,506,358 $44 7.4% 0.5 Total 117 15,472,339 $73 $156,038,362 13.9% $28,608,803 1.2 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {2.0}x 14 1,428,984 $121 20.3% 2.7 > {1.0}x <{2.0}x 60 8,997,406 $86 15.3% 1.4 <= {1.0}x 43 6,474,933 $54 8.3% 0.6 Total 117 15,472,339 $73 $156,038,362 13.9% $28,608,803 1.2 (B) Reflects financial activity from February 2, 2025 through January 31, 2026 (TTM January 2026) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended January 31, 2026(A) Trailing 12 Months as of January 31, 2026(B) -4.9% -2.6% Yes N/A $1,773 N/A Fiscal Quarter Ended January 31, 2026(A) Trailing 12 Months as of January 31, 2026(B) 198 198 448 448 79.4 79.4 (A) Reflects financial activity from November 2, 2025 through January 31, 2026 (Fiscal Q4 2025) (B) Reflects financial activity from February 2, 2025 through January 31, 2026 (TTM January 2026) (C) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of January 31, 2026 End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5